EXHIBIT 10.8
Loan Agreement between Omar Barrientos and USA Sunrise Beverages, Inc. dated January 1, 1994


                                 LOAN AGREEMENT

Between U.S.A. Sunrise Beverages, Inc., and Omar Barrientos as an individual.

U.S.A. Sunrise hereby agrees to accept from time to time monetary advances from Omar Barrientos, which shall be considered bonafide loans and not investment in company. It is understood that the loans will not constitute a dilution to the basis of shares of the company.

U.S.A. Sunrise Beverages, Inc., may from time to time disburse repayments to Omar Barrientos, any and all repayments shall be applied to principal arid interest calculated to the dates of periodic repayments or end of period. If the company is issuing payroll payments such shall not count as repayment of advances.

The interest rate shall be simple interest at the rate of 7% A.P.R. computed at 360 days and calculated by the number of days between receipts of repayment and last principal amount.

It is understood that the loans are unsecured, unless a provision in writing is effected to any particular transaction. The balance of the loan agreement shall be calculated in full at the end of each calendar year and a Note for such balance (if any) shall be given from the company to Omar Barrientos with a due date not to exceed one year.

It is understood that the loan balance amounts and interest rates, due dates, etc. shall he disclosed on all financial statements of the company as an ongoing liability, further it is understood that the company will disclose such liability (if any) on all of its disclosures for the purpose of registrations for any offerings and for the purpose of independent auditing by Certified Public Accountants. For the purpose of any balances, the results of balance figures resulting from such independent audits will prevail over any other records maintained by the company or by Omar Barrientos.

It is understood that this agreement constitutes an arms length transaction between the parties. The position of Omar Barrientos as president of the company being incidental and not permanent as the company is pursuing to become a public entity and Omar Barrientos personally is not a majority shareholder and may be replaced as president upon vote.

Time is of the essence of this agreement.

This agreement does not constitute a line of credit and the company shall keep Omar Barrientos harmless and free of any consequential liabilities or damages of any kind arising in the event of Omar Barrientos being unable to make any advances upon request or Omar Barrientos requesting repayments from time to time.

    IN WITNESS  WHEREOF,  the parties  have  hereunto set their hands and seals.

U.S.A.    Sunrise Beverages, Inc.          Omar Barrientos
By: /s/ Omar Barrientos                    By: /s/ Omar Barrientos
         as its president                  Omar Barrientos, as individual

STATE OF SOUTH DAKOTA         }
                              }   SS
County of Pennington          }

On this the 1st day of January, 1994, before me, the undersigned officer, personally appeared Omar Barrientos, known to me or satisfactorily proven to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand and official seal.

                              /s/ Diane K. Huntley
                                  Notary Public
My commission expires 12/18/03



STATE OF SOUTH DAKOTA         }
                              }  SS
County of Pennington          }

On this the 1st day of January, 1994, before me, the undersigned officer, personally appeared Omar Barrientos, who acknowledged himself to be the president of U.S.A. Sunrise Beverages, Inc., a corporation, and that he personally and as such president, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation as president .

In witness whereof I hereunto set my hand and official seal.

                                 /s/ Diane K. Huntley
                                  Notary Public
My commission expires 12/18/03

                                 NOTE


   $50,967.00                                     DUE DATE December 31,1995

         For valuable monetary advances as loans, received from Omar Barrientos, during 1994, U.S.A. Sunrise Beverages, Inc. promises to pay to Omar Barrientos, the sum of $50,967.00, plus accrued simple interest at the rate of 7% per annum from December 31, 1994. The Principal and Interest accrued shall be reduced by any amounts received by Omar Barrientos from the company from the date herein, except for payroll disbursements to Omar Barrientos.

         Any other form of payment must be agreed upon in writing. No collateral is hereby granted.

         This Document may not be re-negotiated by the Maker, except to comply with the terms above. The Maker hereof waive presentment for payment, protest, notice of non-payment and notice of protest.

         Executed in Rapid City, South Dakota, this 31st day of Dec. 1994.
         Maker:
         U.S.A. SUNRISE BEVERAGES, INC.
         By:  /s/ Omar Barrientos
                President

         Witnessed:

                           Calendar Year 1995
                                 NOTE 2


   $47,914.40                             Due On or Before: December 31, 1996


For valuable monetary advances as loans, received from Omar Barrientos, started 1994, and continuing through 1995, to date. U.S.A. Sunrise Beverages, Inc. (Maker), promises to pay to Omar Barrientos, as individual, the sum of $47,914.40, plus accrued simple interest at the rate of 7% per annum from December 31, 1995. This amount being the outstanding balance as to date of a certain Loan Agreement entered between the parties on January 1,1994, a copy of which is incorporated by reference hereto. This Note is governed by the terms of said agreement and its addendum's thereto. The Principal and Interest accrued shall be reduced by any amounts received by Omar Barrientos from the company from the date herein, except for payroll disbursements to Omar Barrientos.

At his option Omar Barrientos may accept partial or total payment in negotiated stock.

This Document may be negotiated, altered or changed by the parties in writing only. The Maker hereof waive presentment for payment, protest, notice of nonpayment and notice of protest.
Executed in Rapid City. South Dakota, this  31st day of December, 1995.

          Maker:
                    U.S.A. SUNRISE  BEVERAGES, INC.

          By:  /s/  Omar Barrientos
                       President

                           Calendar Year 1996
                                 NOTE 3

   $65,691 .24                            Due on or Before: December 31, 1997

For valuable monetary advances as loans, received from Omar Barrientos, started 1994, and continuing through 1995, 1996, to date. U.S.A. Sunrise Beverages, Inc. (Maker), promises to pay to Omar Barrientos, as individual, the sum of $ 65,691.24, plus accrued simple interest at the rate of 7% per annum from December 31, 1996. This amount being the outstanding balance as to date of a certain Loan Agreement entered between the parties on January 1, 1994, a copy of which is incorporated by reference hereto. This Note is governed by the terms of said agreement and its addendum's thereto. The Principal and Interest accrued shall be reduced by any amounts received by Omar Barrientos from the company from the date herein, except for payroll disbursements to Omar Barrientos.

At his option Omar Barrientos may accept partial or total payment in negotiated stock.

This Document may be negotiated, altered or changed by the parties in writing only. The Maker hereof waive presentment for payment, protest, notice of nonpayment and notice of protest.

Executed in Rapid City, South Dakota, this the 31st day of December 1996.

          Maker:
          U.S.A. SUNRISE BEVERAGES, INC.

          By: /s/ Omar Barrientos
                  President

                               Calendar Year 1997
                                     NOTE 4

    $108,480.72                           Due on or Before  December 31, 1998

         For valuable monetary advances as loans, received from Omar Barrientos, started 1994, and continuing through 1995, 1996, 1997, to date. U.S.A. Sunrise Beverages, Inc. (Maker), promises to pay to Omar Barrientos, as individual, the sum of $108,480.72, plus accrued simple interest at the rate of 7% per annum from December 31, 1997. This amount being the outstanding balance as to date of a certain Loan Agreement entered between the parties on January 1, 1994, a copy of which is incorporated by reference hereto. This Note is governed by the terms of said agreement and its addendum's thereto. The Principal and Interest accrued shall be reduced by any amounts received by Omar Barrientos from the company from the date herein, except for payroll disbursements to Omar Barrientos.

         At his option Omar Barrientos may accept partial or total payment in negotiated stock.

         This Document may be negotiated, altered or changed by the parties in writing only. The Maker hereof waive presentment for payment, protest, notice of nonpayment and notice of protest.

         Executed in Rapid City, South Dakota this 31st day of Dec. 1997.

         Maker:
         U.S.A. SUNRISE BEVERAGES, INC.

         By: /s/ Omar Barrientos
                 President